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                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-39456) of EarthLink, Inc. and its subsidiary of our report dated March 28, 2000 relating to the consolidated financial statements, which appears in this Current Report on Form 8-K dated July 7, 2000.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Century City, California
July 5, 2000